NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Multi-Manager International Growth Fund
NVIT Multi-Manager International Value Fund
NVIT Multi-Manager Large Cap Growth Fund
NVIT Multi-Manager Large Cap Value Fund
NVIT Multi-Manager Mid Cap Growth Fund
NVIT Multi-Manager Mid Cap Value Fund
NVIT Multi-Manager Small Cap Growth Fund
NVIT Multi-Manager Small Cap Value Fund
NVIT Multi-Manager Small Company Fund

Supplement dated December 29, 2011
to the Prospectus dated May 1, 2011

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

NVIT Multi-Manager Large Cap Value Fund

Effective immediately, Dolores Bamford, Managing Director at Goldman Sachs Asset Management, L.P., shall no longer serve as a portfolio manager to the NVIT Multi-Manager Large Cap Value Fund.  References to Ms. Bamford found on pages 15 and 57 of the Prospectus are accordingly deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE